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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                January 21, 1998
                                 Date of Report
                         ------------------------------
                             (Date of earliest event
                                    reported)




                               THE BOEING COMPANY
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                      1-442                   91-0425694
------------------------      -------------------         ------------------
    (State or Other            (Commission File             (IRS Employer
    Jurisdiction of                 Number)               Identification No.)
    Incorporation)

                          7755 East Marginal Way South
                            Seattle, Washington 98108
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (206) 655-2121
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





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ITEM 5.    OTHER EVENTS

        On January 21, 1998, The Boeing Company ("Boeing") issued a news release announcing that it would take a special fourth quarter charge to earnings of $1.4 billion pretax associated with the former McDonnell Douglas Corporation commercial aircraft product lines. A copy of this news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On January 27, 1998, Boeing issued a news release with respect to its results of operations for the 1997 fiscal year and for the fourth quarter of the 1997 fiscal year. A copy of this news release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements of Businesses Acquired:
                   Not applicable

        (b)    Pro Forma Financial Information:
                   Not applicable

        (c)    Exhibits:


   EXHIBIT NO.                       DESCRIPTION

       99.1         News Release issued by The Boeing Company on January 21,
                    1998.

       99.2         News Release issued by The Boeing Company on January 27,
                    1998.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE BOEING COMPANY


Dated:  January 27, 1998
                                           By     /s/ Theodore J. Collins
                                                  -----------------------------
                                           Name:  Theodore J. Collins
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary











Form 8-K  The Boeing Company                                            Page 2

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                                  EXHIBIT INDEX



    EXHIBIT NO.                         DESCRIPTION

       99.1         News Release issued by The Boeing Company on January 21,
                    1998.

       99.2         News Release issued by The Boeing Company on January 27,
                    1998.































Form 8-K  The Boeing Company                                            Page 3